UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
April 18, 2022
Date of report (Date of earliest event reported)
 Bausch Health Companies Inc.
(Exact name of registrant as specified in its charter)

British Columbia	,	Canada	001-14956	98-0448205
(State or other jurisdiction of incorporation)			(Commission file number)	(IRS Employer Identification No.)
2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)
(514) 744-6792
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange	Toronto Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01     Regulation FD Disclosure.
As previously announced on January 18, 2022, Bausch Health Companies Inc. (the “Company”) issued conditional notices of redemption with respect to its 9.000% Senior Notes due 2025 and 6.125% Senior Notes due 2025 (the “Existing Notes”). On February 10, 2022, the Company issued notices to holders of the Existing Notes of its election to delay the redemption date of the Existing Notes from February 17, 2022 (the “Original Redemption Date”) until March 15, 2022 (the “First Delayed Redemption Date”) and on March 14, 2022, the Company issued notices to holders of the Existing Notes of its election to further delay the redemption date from the First Delayed Redemption Date until April 19, 2022 (the “Second Delayed Redemption Date”). The conditions were not satisfied or waived prior to the Original Redemption Date or the First Delayed Redemption Date and are not expected to be satisfied or waived prior to the Second Delayed Redemption Date. Accordingly, on April 18, 2022, the Company intends to issue notices to holders of the Existing Notes of its election to delay the redemption date of the Existing Notes from the Second Delayed Redemption Date until May 16, 2022 (the “New Redemption Date”). The redemption of the Existing Notes remains subject to the previously announced conditions. The Company continues to monitor market conditions and the New Redemption Date may be further delayed until such time as the initial public offering of Bausch + Lomb Corporation and refinancing of its existing credit agreement are consummated, at which time the Company expects the previously announced conditions to the redemptions of the Existing Notes will be satisfied or waived. However, there is no guarantee that such redemptions will occur and either or both of the notices of conditional redemption may be rescinded in the event that the applicable condition shall not have been satisfied or waived by the New Redemption Date, or by the New Redemption Date as so delayed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2022

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Sam Eldessouky
Name: Sam Eldessouky
Title: Executive Vice President, Chief Financial Officer